UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2014

Jones Soda Co.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-28820	52-2336602
(Commission File Number)	(IRS Employer Identification No.)

1000 First Avenue South, Suite 100, Seattle, Washington	98134
(Address of Principal Executive Offices)	(Zip Code)

(206) 624-3357

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)Resignation of Carrie Traner as Principal Financial Officer.

On June 19, 2014, Carrie L. Traner, our Vice President of Finance and Corporate Secretary delivered written notice of her resignation from Jones Soda Co. (the "Company") for personal family matters, to become effective June 27, 2014. The Company entered into a transition services agreement with Ms. Traner pursuant to which Ms. Traner will provide certain consulting services to the Company.

(b)Appointment of Mark Miyata as new Principal Financial Officer.

In connection with Ms. Traner’s resignation, the Company promoted Mark J. Miyata to Vice President of Finance of the Company, to become effective June 27, 2014.  Mr. Miyata will also serve as the Company’s Principal Financial Officer and Secretary.  The appointment was approved by the Company’s Board of Directors (the “Board”).

Mr. Miyata, age 32, has served as Controller of the Company since April 2014.  Previously, Mr. Miyata served as Controller of NetMotion Wireless, Inc., a software company, from July 2010 until March 2014.   Mr. Miyata was an auditor with Grant Thornton LLP, a professional services firm, from September 2007 to July 2010.  Mr. Miyata previously worked for the Company, serving as Senior Accountant from December 2003 to July 2005.  Mr. Miyata earned a Masters of Business Administration from Seattle University and a Bachelor of Arts degree in Economics from the University of Washington.  He is a certified public accountant.

(c)Appointment of Eric Chastain as Chief Operating Officer.

Effective on June 27, 2014, the Company promoted Eric C. Chastain to Chief Operating Officer of the Company.  The appointment was approved by the Company’s Board.

Mr. Chastain, age 43, has been with the Company for nearly 13 years, most recently serving as Vice President of Operations of the Company since May 2002.  As Vice President of Operations, Mr. Chastain is responsible for directing the operational aspects of our contract manufacturing, as well as purchasing, logistics, and product development.  Additionally, Mr. Chastain leads the international business development for the Company. Prior to joining the Company, Mr. Chastain had several years of beverage manufacturing experience as Director of Operations. Mr. Chastain attended Washington State University and Central Washington University where he earned a Bachelor of Arts degree in Business Administration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO. (Registrant)

June 24, 2014	By:	/s/ Carrie L. Traner
Carrie L. Traner, Vice President of Finance